Exhibit 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement
(Form S-8 No. 333-     ) pertaining to the Stock Option Plan of eDiets.com, Inc.
of our report dated December 9, 1999, with respect to the financial statements of Olas, Inc. included in Amendment No. 3 to the Registration Statement (Form SB-2 No. 333-93971) and related Prospectus of eDiets.com, Inc. dated May 11, 2000.


                                                 /s/ Ernst & Young LLP

West Palm Beach, Florida
October 25, 2000